EXHIBIT 10.6

EXECUTION COPY

Loan No. RX0583

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This AMENDED AND RESTATED  PLEDGE AND SECURITY AGREEMENT, dated as of  December 31, 2014 (this “Agreement”), is made and entered into by (a) NEW ULM TELECOM, INC. (the “Borrower”), and (b) Western Telephone Company (“WTC”), Peoples Telephone Company (“PTC”), New Ulm Phonery, Inc. (“Phonery”), New Ulm Cellular #9, Inc. (“Cellular”), New Ulm Long Distance, Inc. (“Long Distance”), Hutchinson Telephone Company (“Hutchinson Telephone”), Hutchinson Cellular, Inc. (“Hutchinson Cellular”),  Hutchinson Telecommunications, Inc. (“Hutchinson Telecom”), SLEEPY EYE TELEPHONE COMPANY (“Sleepy Eye”), TECH TRENDS, INC. (“Tech Trends”), NEW ULM EXCHANGE, LLC (“Exchange”) and each additional Subsidiary of the Borrower which hereafter becomes a party to the Continuing Guaranty (as hereinafter defined) as a guarantor of the Obligations described in such Continuing Guaranty (individually, a “Guarantor” and, collectively, the “Guarantors”; and, together with the Borrower, individually, a “Grantor” and, collectively, the “Grantors”), in favor of COBANK, ACB (“CoBank”). This Agreement amends and restates in its entirety each of those certain Loan Documents set forth on Exhibit I hereto, each as they previously may have been amended (collectively, the “Prior Security Documents”).

CoBank and the Borrower have entered into that certain Amended and Restated Master Loan Agreement, dated as of the date hereof (the “MLA”), that certain Amended and Restated Second Supplement to the Amended and Restated Master Loan Agreement, dated as of the date hereof (the “Second Supplement”), and that certain Amended and Restated Third Supplement to the Amended and Restated Master Loan Agreement, dated as of the date hereof (the “Third Supplement”; and together with the MLA, the Second Supplement and the Third Supplement, collectively, the “Loan Agreement”)], providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;

It is a condition to the extension of credit to the Borrower under the Loan Agreement that the Grantors shall have agreed, by executing and delivering this Agreement, to secure the full and prompt payment and performance of the Secured Obligations (as hereinafter defined).  CoBank is relying on this Agreement in its decision to extend credit to the Borrower under the Loan Agreement, and would not enter into the Loan Agreement without the execution and delivery of this Agreement by the Grantors.

Each Grantor will obtain benefits as a result of the extension of credit to the Borrower under the Loan Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

Amended and Restated Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce CoBank to enter into the Loan Agreement and to induce CoBank to extend credit to the Borrower thereunder, each Grantor hereby agrees,and amends and restates the Prior Security Documents, as follows:

ARTICLE I

DEFINITIONS

1.1              Defined Terms.  For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:

“Accounts” shall mean, collectively, all of each Grantor’s accounts as defined in Article 9 of the Uniform Commercial Code.

“Collateral” shall have the meaning given to such term in Section 2.1.

“Collateral Accounts” shall have the meaning given to such term in Section 6.3.

“Commercial Tort Claims” shall mean, collectively, all of each Grantor’s commercial tort claims, as defined in Article 9 of the Uniform Commercial Code.

“Continuing Guaranty” shall mean that certain Continuing Guaranty, dated as of the date hereof, by the Guarantors in favor of CoBank.

“Contracts” shall mean, collectively, all rights of each Grantor under all contracts and agreements to which such Grantor is a party, including all rights, privileges and powers under Investment Agreements and IP Licenses and all rights of such Grantor to receive monies due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such contracts and agreements.

“Copyrights” shall mean, collectively, all of each Grantor’s copyrights, copyright registrations and applications for copyright registration, whether under the Laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof.

“Copyright Collateral” shall mean, collectively, all Copyrights and Copyright Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Copyright or Copyright License.

“Copyright License” shall mean any agreement (A) under which a Grantor grants any right to any other Person under any Copyright owned by any Grantor or which any Grantor otherwise has the right to license to any other person, or (B) granting any right to any Grantor under any property of the type described in the definition of Copyright owned by any other Person (other than the purchase of one or more copies of a work without the right to copy, modify or create derivative works), and all rights of any Grantor under any such agreement.
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“Deposit Accounts” shall mean, collectively, all of each Grantor’s deposit accounts, as defined in Article 9 of the UCC, and all of each Grantor’s deposit accounts maintained with CoBank or any other bank or depository institution, including any such accounts described on Annex H and any Collateral Accounts, together with all funds held therein and all certificates and instruments representing, evidencing or deposited into such accounts.

“Documents” shall mean, collectively, all of each Grantor’s documents, as defined in Article 9 of the Uniform Commercial Code.

“Domain Name” shall mean, collectively, all of each Grantor’s Internet domain names and associated URL addresses and all goodwill associated therewith or symbolized thereby.

“Domain Name Collateral” shall mean, collectively, all Domain Names and Domain Name Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Domain Name or Domain Name License.

“Domain Name License” shall mean any agreement (A) under which a Grantor grants any right to any other Person under any Domain Name owned by any Grantor or which any Grantor otherwise has the right to license to any other person, or (B) granting any right to any Grantor under any property of the type described in the definition of Domain Name owned by any other person, and all rights of any Grantor under any such agreement.

“Equipment” shall mean, collectively, all of each Grantor’s equipment, as defined in Article 9 of the Uniform Commercial Code.

“Equity Interests” shall mean, collectively, (A) all securities, whether certificated or uncertificated, (B) all of the issued and outstanding shares, interests or other equivalents of capital stock of any corporation (including, any corporation that is a Subsidiary of such Grantor or a Minority Investment), whether voting or non-voting and whether common or preferred, (C) all partnership, joint venture, limited liability company or other equity interests in any Person not a corporation (including, any such Person that is a Subsidiary of such Grantor or a Minority Investment), (D) all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing, (E) all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), (F) all additional stock, warrants, options, securities, interests and other property, paid or payable or distributed or distributable, with respect to any of the foregoing (but subject to the provisions of Section 5.3), (G) all rights of access to the books and records of any such Person, and (H) all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable Law in connection therewith, including, such Grantor’s right to vote and to manage and administer the business of any such Person pursuant to any applicable Investment Agreement, together with all certificates, instruments and entries upon the books of financial intermediaries evidencing any of the foregoing.
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“Financial Asset”  has the meaning given in Article 8 of the Uniform Commercial Code.

“Fixtures” shall mean, collectively, all of each Grantor’s fixtures, as defined in Article 9 of the Uniform Commercial Code.

“Foreign Subsidiary”  means any Subsidiary of Borrower that is a “controlled foreign corporation” under Section 956 of the IRC.

“Foreign Subsidiary Holding Company”  means any direct or indirect domestic Subsidiary that is treated as a disregarded entity for federal income tax purposes and substantially all of the assets of which include the Equity Interests of one or more Foreign Subsidiaries.

“General Intangibles” shall mean, collectively, all of each Grantor’s general intangibles, as defined in Article 9 of the Uniform Commercial Code.

“Goods” shall mean, collectively, all of each Grantor’s goods, as defined in Article 9 of the Uniform Commercial Code.

“Instruments” shall mean, collectively, all of each Grantor’s instruments, chattel paper, electronic chattel paper or documents, each as defined in Article 9 of the Uniform Commercial Code.

“Intercompany Obligations” shall mean, collectively, all indebtedness, obligations and other amounts owing to any Grantor from any Loan Party or any Subsidiary of any Loan Party.

“Inventory” shall mean, collectively, all of each Grantor’s inventory, as defined in Article 9 of the Uniform Commercial Code.

“Investment Agreement” shall mean any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any Equity Interests and to which any Grantor is a party.

“Investment Property” shall mean, collectively, all of each Grantor’s investment property, as defined in Article 9 of the Uniform Commercial Code.

“IP License” shall mean any Copyright License, Patent License, Trademark License or Domain Name License.

“Letter-of-Credit Rights” shall mean, collectively, all of each Grantor’s letter-of-credit rights, as defined in Article 9 of the Uniform Commercial Code.
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“Letters of Credit” shall mean, collectively, all of each Grantor’s letters of credit, as defined in Article 5 of the Uniform Commercial Code.

“Licenses” shall have the meaning given to the term “Licenses” in the Loan Agreement.

“Lien” shall mean any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement and any lease in the nature thereof), and any agreement to give any lien, mortgage, pledge, security interest, charge or encumbrance.

 “Minority Investment” shall mean, collectively, any Person in whom any Loan Party owns any Equity Interests provided that such Person is not a Subsidiary of a Loan Party.

“Mobile Goods”  shall mean, collectively, all of each Grantor’s motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Partner Obligations” shall have the meaning given to such term in Section 6.6.

“Patent Collateral” shall mean, collectively, all Patents and all Patent Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Patent or Patent License.

“Patent License” shall mean any agreement (A) under which a Grantor grants to any other Person any right to make, use or sell any invention covered by a Patent that is owned by any Grantor or which any Grantor otherwise has the right to license to any other person, or (B) granting to any Grantor any right to make, use or sell any invention covered by a Patent owned by any other person, and all rights of any Grantor under any such agreement (other than the right to use an invention covered by a patent conveyed upon purchase of such invention under the exhaustion doctrine).  For purposes of this definition, “covered by a Patent” shall mean that without a valid license under such Patent a Person making, using or selling such invention would otherwise be infringing such Patent.

“Patents” shall mean, collectively, all of each Grantor’s letters patent, whether under the Laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including the inventions described therein, all reissues, continuations, divisions, renewals, extensions, or continuations-in-part thereof.

“Proceeds” shall mean, collectively, all proceeds, as defined in Article 9 of the Uniform Commercial Code, and, in any event, shall include, but not be limited to, (A) all products, rents and profits of or from any of the Collateral and (B) to the extent not otherwise included in the foregoing, (i) all interest, cash, instruments and other property received, receivable or otherwise distributed with respect to or in exchange for any or all of any Intercompany Obligations, (ii) all payments under any insurance (whether or not CoBank is the lenders loss payee or loss payee thereunder), indemnity, warranty or guaranty with respect to any of the Collateral, (iii) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the Collateral, (iv) all claims and rights to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral, Trademark Collateral or Domain Name Collateral, and (v) all other amounts from time to time paid or payable under or with respect to any of the Collateral.  For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.
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“Promptly” shall mean with respect to all disclosures required by Sections 4.10, 4.13, 4.15, 4.18, 4.20 or 5.1  of this Agreement, unless otherwise provided by any Loan Document, not later than with the Borrower’s next submission of a Compliance Certificate; provided that, in each case, if an Event of Default has occurred and is continuing, “Promptly” shall mean immediately or within such other period of time as CoBank shall designate in writing in its sole discretion.

“Secured Obligations” shall have the meaning given to the term “Obligations” in the Continuing Guaranty.

“Securities Account” shall mean, collectively, all of each Grantor’s securities accounts, as defined in Article 8 of the Uniform Commercial Code.

“Securities Act” shall have the meaning given to such term in Section 6.5.

“Securities Entitlement”  shall have the meaning given to such term in Article 8 of the Uniform Commercial Code.

“Securities Intermediary”  shall have the meaning given to such term in Article 8 of the Uniform Commercial Code.

“Specified Contracts” shall have the meaning given to such term in Section 3.7.

“Supporting Obligations” shall mean, collectively, all of each Grantor’s supporting obligations, as defined in Article 9 of the Uniform Commercial Code.

“Termination Requirements” shall mean (A) the payment in full of the Secured Obligations (other than contingent liabilities that, by their nature, may survive after principal and interest on the Loan have been repaid in full), (B) the termination of all Commitments, and (C) any preference period applicable to payments made on or security given for the Secured Obligations has expired under applicable Law.

“Trademark Collateral” shall mean, collectively, all Trademarks and Trademark Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Trademark or Trademark License.

“Trademark License” shall mean an agreement (A) under which a Grantor grants any right to any other Person under any Trademark owned by any Grantor or which any Grantor otherwise has the right to license to any other person, or (B) granting any right to any Grantor under any property of the type described in the definition of Trademark owned by any other person, and all rights of any Grantor under any such agreement.
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“Trademarks” shall mean, collectively, all of each Grantor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source of business identifiers, designs, Domain Names (to the extent such Domain Name constitutes a trade name, corporate or company name, business name, logo, trade dress, trade style, other source of business identifier or design), and General Intangibles of a similar nature, whether under the Laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of Colorado; provided  that if, by reason of applicable Law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Colorado, then as to the validity or perfection, as the case may be, of such security interest.  “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdictions.

1.2              Other Terms. Capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.  Unless otherwise defined herein or in the Loan Agreement, any terms in this Agreement which are defined in the Uniform Commercial Code shall have the meaning provided in the Uniform Commercial Code, as amended and in effect from time to time.  For avoidance of doubt, it is expressly understood and agreed that, to the extent the Uniform Commercial Code is revised subsequent to the date hereof such that the definition of any of the terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in such grant on the date hereof, be included in such grant immediately upon the effective date of such revision, to the extent a security interest in such personal property may be granted under such revised Uniform Commercial Code (and, to the extent effective under applicable Law, such security interest will attach immediately without further action).

References to “Sections,” “Articles,” “Exhibits,” “Annexes” and “Schedules” shall be to Sections, Articles, Exhibits, Annexes and Schedules, respectively, of this Agreement unless otherwise specifically provided.  Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.  In this Agreement, “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement as a whole and not merely to the specific section, article, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, extensions, renewals, and other modifications thereto, but only to the extent such amendments, assignments, extensions, renewals and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.
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ARTICLE II

CREATION OF SECURITY INTEREST

2.1              Pledge and Grant of Security Interest.  Each Grantor hereby grants, pledges, assigns and delivers to CoBank a Lien upon and security interest in, all of such Grantor’s right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising (collectively, the “Collateral”):

(i)                 all Accounts, Letters of Credit, Letter-of-Credit Rights, and Supporting Obligations;
(ii)               all Contracts;
(iii)             all Deposit Accounts;
(iv)             all Goods, including all Equipment and Inventory;
(v)               all Fixtures;
(vi)             all oil, gas or other minerals before extraction;
(vii)           all Commercial Tort Claims listed in Annex I hereto;
(viii)         all Equity Interests and all Investment Property;
(ix)             all General Intangibles (including all Licenses to the fullest extent permitted by Law and all Proceeds from the sale, transfer, lease, assignment or other disposition of the Licenses);
(x)               all monies and cash equivalents;
(xi)             all Instruments;
(xii)           all Documents;
(xiii)         to the extent not covered and not specifically excluded by clauses (i) through  (xii) above, all of such Grantor’s other personal property; and
(xiv)         all Proceeds of the foregoing.

2.2              Security for Secured Obligations.  This Agreement and the Collateral secure the full and prompt payment and performance of the Secured Obligations.

2.3              Excluded Collateral.  Notwithstanding anything to the contrary contained herein, as and to the extent provided in this Section 2.3, the Collateral shall not include, and the Lien of this Agreement shall not attach to, the following :
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           (A)             “intent to use” Trademark applications, in each case, only until such time as such Grantor begins to use such Trademarks (the security interest provided herein in such Trademark shall be deemed granted by such Grantor at such time and will attach immediately without further action);

          (B)              the Equity Interests of any Grantor in (i) any Foreign Subsidiary (1) that represents in excess of 65% of the outstanding voting stock of such Foreign Subsidiary or (2) that is not a “First Tier” Foreign Subsidiary owned by any Grantor, (ii) any domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, and (iii) any Foreign Subsidiary Holding Company;

         (C)              any item of real or personal, tangible or intangible, property (including Licenses issued by the FCC and any applicable PUC) to the extent and only for so long as the creation, attachment or perfection of the security interest granted herein by any Grantor in its right, title and interest in such item of property is prohibited by applicable Law or is permitted only with the consent (that has not been obtained) of a Governmental Authority (including the FCC and any applicable PUC);

         (D)             any property subject to a Lien permitted under Subsection 9(B)(ii) of the Loan Agreement to the extent and only for so long as the applicable purchase money security agreement, Capital Lease or other applicable documentation contains a term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor or any other Loan Party) to, the creation, attachment or perfection of the security interest granted herein and such restriction, prohibition and/or requirement of consent is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC);

        (E)              any item of real or personal, tangible or intangible, property (other than any Equity Interests owned by any Grantor) to the extent and only for so long as the creation, attachment or perfection of the security interest granted herein by any Grantor in its right, title and interest in such item of property (i) would give any other Person (other than such Grantor or any other Loan Party) the right to terminate its obligations with respect to such item of property, or (ii) would cause such property to become void or voidable if a security interest therein was created, attached or perfected;

        (F)               any item of real or personal, tangible or intangible, property (other than any Equity Interests owned by any Grantor) to the extent and only for so long as such property is subject to a Contract that contains a term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor or any other Loan Party) to, the creation, attachment or perfection of the security interest granted herein and any such restriction, prohibition and/or requirement of consent is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9‑409 of the UCC);

       (G)             the Equity Interests in any Minority Investment (other than any Minority Investment in which the Grantors own in the aggregate 25% or more of the Equity Interests) to the extent that the governance or similar documents of such Minority Investment contain a term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor or any other Loan Party) to, the creation, attachment or perfection of the security interest granted herein and such restriction, prohibition and/or requirement of consent is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC).
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          If at any time the creation, attachment or perfection of the security interest granted herein in any of property subject to clauses (C) through (G) of this Section 2.3 shall be permitted or consent in respect thereof shall have been obtained, then the applicable Grantor shall at such time be deemed to have granted a security interest in such property (and such security interest will attach immediately without further action).  Notwithstanding anything to the contrary set forth above, the rights to receive, and any interest in, all Proceeds of, or monies or other consideration received or receivable from or attributable to the sale, transfer, lease, assignment or other disposition of, any of the property subject to this Section 2.3 (to the extent a direct security interest in such property or Proceeds from the sale, transfer, lease, assignment or other disposition of such property shall not have already been granted) shall attach immediately and be subject to the security interest granted pursuant to Section 2.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to CoBank on the date hereof, on the date of any Supplement, on the date of any request for any advance on any Loan, and on the date any such advance is funded that the following statements are true, correct and complete:

3.1              Ownership of Collateral.  Each Grantor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted hereunder and except for other Liens permitted by the Loan Agreement.  No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Grantor has filed or consented to the filing of any such statement or notice, except (A) Uniform Commercial Code financing statements naming CoBank as secured party, (B) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming CoBank as secured party and (C) as may be otherwise permitted by the Loan Agreement.

3.2              Security Interests; Filings.  This Agreement, together with (A) the filing of duly completed Uniform Commercial Code financing statements (i) naming each Grantor as debtor, (ii) naming CoBank as secured party, and (iii) indicating the Collateral, in the jurisdictions set forth with respect to such Grantor in Annex B hereto, (B)  the filing of duly completed and executed grants of security interest with the U.S. Copyright Office or the U.S. Patent and Trademark Office, with regard to federally registered Copyright Collateral, Patent Collateral, and Trademark Collateral of each Grantor, as the case may be, (C) the execution by the issuer, securities intermediary or commodity intermediary of a control agreement satisfying the requirements of Sections 9-106 and 8-106 (or its successor provision) of the Uniform Commercial Code with regard to Investment Property, (D) the notation of CoBank’s Lien on the applicable certificates of title or ownership with regard to Mobile Goods covered by a certificate of title or ownership, and (E) the delivery to CoBank of all stock or other certificates evidencing Equity Interests and Instruments included in the Collateral, together with undated stock powers or other instruments of assignment, as applicable, duly executed in blank (and assuming continued possession thereof by CoBank and that CoBank has acquired its security interest and taken possession of such stock or other certificates evidencing Equity Interests and Instruments without notice of any adverse claim), creates and at all times shall (i) constitute a valid and perfected security interest in and Lien upon the Collateral in favor of CoBank, to the extent a security interest therein can be perfected by such filings, possession or control, as applicable, superior and prior to the rights of all other Persons therein (except for Liens permitted under the Loan Agreement which by operation of applicable Law or contract would have first priority), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-109 or 9-311 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code.
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3.3              Locations.  Annex C lists, as to each Grantor, (A) its exact legal name, (B) the jurisdiction of its incorporation or organization and its organizational identification number (if any), (C) its federal tax identification number, (D) its mailing address and (E) the address of its chief executive office.  No Grantor presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex C, and no Grantor has entered into any contract or granted any Lien within the past five years from the date hereof under any name other than its legal corporate name or a trade or fictitious name indicated on Annex C.

3.4              Authorization; Consent.  No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in any jurisdiction) is required for the valid execution, delivery and performance by any Grantor of this Agreement, the grant by it of the Lien and security interest in favor of CoBank provided for herein, except for (A) the filings described in Section 3.2, (B) in the case of Accounts owing from any federal governmental agency or authority, the filing by CoBank of a notice of assignment in accordance with the Federal Assignment of Claims Act of 1940, (C) in the case of Equity Interests, such filings and approvals as may be required in connection with a disposition of any such Collateral by laws affecting the offering and sale of securities generally, and (D) any assignment or transfer of control of any License required in connection with the exercise of the remedies set forth in Article VI.

3.5              Accounts.  Each Account is, or at the time it arises, will be:  (A) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Grantors or any of them, (B) subject to no material offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Grantors in the ordinary course of business and warranties or refunds provided by applicable Law, and (C) not evidenced by any chattel paper or other Instrument; or if so, any such chattel paper or other Instrument (other than invoices and related correspondence and supporting documentation) relating to Accounts in excess of $100,000 in the aggregate at any time shall promptly be duly endorsed to the order of CoBank and delivered to CoBank to be held as Collateral hereunder.
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3.6              Equity Interests.  As of the date hereof, the Equity Interests required to be pledged hereunder by each Grantor that owns any Equity Interests (excluding pledges of interests in Equity Interests solely permitted as a result of Sections 9-406, 9-407, 9-408 or 9-409 of the UCC) consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other Equity Interests (in the case of issuers other than corporations) described beneath such Grantor’s name in Annex A. All of the Equity Interests of any Subsidiary of any Grantor have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Equity Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual (except as set forth in Section 3.4) or other restrictions upon transfer other than Laws affecting the transfer of securities generally.

3.7              Specified Contracts.  Except in each case as would not reasonably be expected to have a Material Adverse Effect, as to (A) each Investment Agreement and (B) each Material Contract to which any Grantor is a party (the foregoing, collectively, “Specified Contracts”), (i) such Grantor is not in default under such Specified Contract, and to the knowledge of such Grantor, none of the other parties to such Specified Contract is in default thereunder (except as shall have been disclosed in writing to CoBank), (ii) such Specified Contract is, or at the time of execution will be, the legal, valid and binding obligation of the Grantors party thereto, enforceable against such Grantor in accordance with the respective terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally, and no defense, offset, deduction or counterclaim will exist thereunder in favor of any such party, and (iii) the performance by such Grantor of its obligations under such Specified Contract in accordance with its terms will not contravene any requirement of Law or any contractual restriction binding on or affecting such Grantor or any of its properties, and will not result in or require the creation of any Lien upon or with respect to any of its properties (except for Liens permitted by the Loan Agreement).  Each Grantor, promptly upon the request of CoBank, will furnish CoBank with a correct and complete copy of each Specified Contract to which it is a party as then in effect.
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3.8              Intellectual Property.

           (A)             The Grantors have registered, or are taking all commercially reasonable steps to register, all material Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses with the U.S. Copyright Office, the U.S. Patent and Trademark Office or any applicable office or agency in any other country or political subdivision.  Annexes D, E, and F correctly set forth all material Copyrights, Copyright Licenses (other than non-exclusive licenses for commercially available software), Patents, Patent Licenses (other than non-exclusive licenses for commercially available software), Trademarks, and Trademark Licenses (including, in each case, all applications for registrations thereof) as of the date hereof that are used or proposed to be used in any Grantor’s business.  Except to the extent such failure could not reasonably be expected to have a Material Adverse Effect, (i) the Grantors own all of the Copyrights, Patents, and Trademarks and possess the valid right to use all of the licensed copyrights, patents and trademarks subject to and in accordance with the Copyright Licenses, Patent Licenses and Trademark Licenses; (ii) all registrations of such Copyrights, Patents, or Trademarks have been validly issued under applicable Law and are in full force and effect; (iii) all applicable maintenance fees, affidavits and other filings or payments are current; (iv) to the knowledge of such Grantor, no claim has been made in writing that any of such Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, or Trademark Licenses are invalid or unenforceable; and (v) to the knowledge of such Grantor, no other Person is presently infringing upon the rights of such Grantor with regard to any of such Copyrights, Patents, or Trademarks, or infringing the underlying intellectual property of the Copyright Licenses, Patent Licenses or Trademark Licenses.

         (B)              Annex G correctly sets forth all material Domain Names and Domain Name Licenses as of the date hereof that are used or proposed to be used by any Grantors in its business (other than any Domain Name or Domain Name License disclosed under Annex F).  Except to the extent such failure could not reasonably be expected to have a Material Adverse Effect, (i) each Grantor is the sole and exclusive owner of all of its Domain Names and has the authority to transfer all of its Domain Names; (ii) the Grantors possess the valid right to use all of the domain names subject to the Domain Name Licenses; (iii) all registrations of Domain Names with the applicable domain name registry and with any domain name registrars are in full force and effect; (iv) all applicable maintenance fees, affidavits and other filings or payments are current; and (v) to the knowledge of such Grantor, no claim has been made in writing that any of its Domain Names are not validly owned by such Grantor.

3.9              Documents of Title.  As of the date hereof, no bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and Inventory in transit in the ordinary course of business to a location set forth in Annex C or to a customer of a Grantor.

3.10          Real Property.  All real property leased by each Grantor as of the date hereof, a description of the use of such property, and the name of the lessor of such real property are set forth in Annex J.  The leases of each Grantor are valid, enforceable and in full force and effect, and have not been modified or amended, except as otherwise set forth in Annex J.  The Grantors are the sole holders of the lessee’s interests under such leases, and have the right to pledge, mortgage, assign and sublet the same, and no consents to any such pledge, mortgage, assignment or sublease are necessary, except as set forth in Annex J.  No Grantor has made any pledge, mortgage, assignment or sublease of any of its rights under such leases except pursuant to the Loan Documents and as set forth in Annex J and, there is no default or condition which, with the passage of time or the giving of notice, or both, would constitute a default on the part of any party under such leases that would permit any party to terminate such lease or which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, and the Grantors have paid all rents and other charges due and payable under such leases.  If any Grantor shall receive any notice of default, such Grantor shall promptly forward notice of the same to CoBank.  All real property owned by each Grantor as of the date hereof, together with the estimated value of such property and a description of the use of such property, is set forth in Annex J. Each Grantor owns good and marketable fee simple title to all of its owned real property, and none of its respective owned real property is subject to any Liens, except as permitted under the Loan Agreement.  Except as set forth in Annex J, no Grantor owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by it.
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3.11          Deposit Accounts and Securities Accounts.  All Deposit Accounts and Securities Accounts owned by any Grantor as of the date hereof are set forth in Annex H, including, with respect to each such account: (A) the name and address of the bank, depository institution, or Securities Intermediary, (B) the account name and number, (C) the type of account, (D) a description of the assets in such account, if applicable, and (E) the estimated average daily balance of such account or estimated market value of the assets in such account, as applicable.

3.12          Commercial Tort Claims. Annex I lists all Commercial Tort Claims of any Grantor, as of the date hereof, that are known to any Grantor (such that an officer of any Grantor has actual knowledge of the existence of a tort cause of action and not merely of the existence of the facts giving rise to such cause of action).

ARTICLE IV

COVENANTS

Each Grantor hereby covenants and agrees that so long as this Agreement is in effect and until the occurrence of the Termination Requirements, such Grantor shall perform and comply, and shall cause each of its respective Subsidiaries which is a Grantor to perform and comply, with all covenants in this Article IV.

4.1              Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Grantor may, in any lawful manner not prohibited by the provisions of this Agreement and the other Loan Documents, use, control and manage the Collateral in the operation of its business, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Grantor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of CoBank hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement or the Loan Agreement (including any applicable provisions therein regarding delivery of Proceeds of sale or disposition to CoBank) or as required by applicable Law.
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4.2              Change of Name, etc. No Grantor will (A) change its name, identity, corporate structure or type of legal entity, (B) change its mailing address, (C) change its chief executive office, or (D) change the jurisdiction of its incorporation or organization (whether by merger or otherwise), in each case, from that listed in Annex C, unless, in each case, (i) such change is not prohibited by the Loan Agreement or any other Loan Documents, (ii) such Grantor has given 30 days’ prior written notice to CoBank of its intention to do so, together with such information in connection with such proposed action as CoBank thereafter may reasonably request, and (iii) such Grantor has delivered to CoBank 30 days prior to any such change such documents, instruments and financing statements as may be reasonably required by CoBank, all in form and substance reasonably satisfactory to CoBank, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by CoBank (including, at the reasonable request of CoBank, delivery of opinions of counsel reasonably satisfactory to CoBank), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.

4.3              Records; Inspection.

            (A)             Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to CoBank from time to time such statements, schedules and reports (including accounts receivable aging schedules) with regard to the Collateral as CoBank may reasonably request.

           (B)              At the request of CoBank following the occurrence and during the continuation of an Event of Default, each Grantor will legend, in form and manner reasonably satisfactory to CoBank, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to CoBank and that CoBank has a security interest therein.  During the period in which an Event of Default shall have occurred and be continuing, CoBank shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Grantor agrees to furnish all such reasonable assistance and information as CoBank may reasonably require in connection therewith.

(C)              CoBank shall have inspection rights as set forth in Subsection 8(G) of the Loan Agreement and as set forth in any other Loan Document, including any mortgage or similar document.

4.4              Accounts.  Unless notified otherwise by CoBank in accordance with the terms hereof, each Grantor shall endeavor to the extent commercially reasonable to collect its Accounts and all amounts owing to it thereunder in the ordinary course of business and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, if an Event of Default has occurred and is continuing, at the request of CoBank, take such action as CoBank may deem necessary or advisable (within applicable Laws) to enforce such collection.  Each Grantor shall promptly inform CoBank of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case or in the aggregate, $100,000 or more, where such Grantor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.
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4.5              Instruments.  Each Grantor agrees that if any Intercompany Obligations, Accounts or other Collateral shall at any time be evidenced by a promissory note, chattel paper, electronic chattel paper or other Instrument, any such promissory note, chattel paper, electronic chattel paper or other Instrument shall be in form suitable for transfer by delivery (or the granting of “control”) and, to the extent amounts thereof exceed in the aggregate $100,000 at any one time, shall be promptly delivered to CoBank to be held as Collateral hereunder, together with appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance reasonably satisfactory to CoBank, and in each case together with such other instruments or documents as CoBank may reasonably request from time to time.

4.6              Inventory. Each Grantor will, in accordance with sound business practice, use commercially reasonable efforts to maintain all Inventory held by it or on its behalf in reasonable saleable or useable condition.  Unless notified otherwise by CoBank in accordance with the terms hereof, each Grantor may, in any lawful manner not prohibited by the provisions of this Agreement and the other Loan Documents, process, use and, in the ordinary course of business and as permitted under the Loan Agreement, but not otherwise, sell its Inventory. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit an amount of Inventory or other Collateral exceeding $100,000 to be in the possession of any bailee, warehouseman, agent or processor at any time unless such bailee, warehouseman, agent or processor shall have been notified of the security interest created by this Agreement and such Grantor shall have exercised commercially reasonable efforts to obtain, at such Grantor’s sole cost and expense, a written agreement to hold such Inventory subject to the security interest created by this Agreement and the reasonable instructions of CoBank and to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Inventory, such agreement to be in form and substance satisfactory to CoBank.

4.7              Contracts.  Except to an extent that would not reasonably be expected to have a Material Adverse Effect, each Grantor (A) will, at its expense, at all times perform and comply with all terms and provisions of each Specified Contract to which it is or hereafter becomes a party required to be performed or complied with by it and enforce the terms and provisions thereof in accordance with its terms, and (B) will not waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Grantor (provided  that in no event may any waiver, amendment or modification be made that would materially adversely affect the interests of CoBank under the Loan Documents or that is prohibited by any Loan Document).  With regard to all Contracts that are excluded from the definition of the term “Collateral,” each Grantor covenants and agrees to exercise all of its material rights and remedies under such Contracts to which it is a party in a commercially reasonable manner consistent with the interests of CoBank and not to take any action thereunder in contravention of the terms and provisions of the Loan Documents.  Each Grantor will use commercially reasonable efforts not to enter into any Specified Contract (including leases and IP Licenses) that by its terms prohibits the assignment of such Grantor’s rights and interest thereunder in the manner contemplated by this Agreement.  As to all real estate leased by each Grantor after the date hereof that is the chief executive office of any Grantor or where any books and records relating to Collateral are kept, located in a jurisdiction which provides for liens of landlords imposed by statute, such Grantor shall use commercially reasonable efforts to obtain waivers from the landlords of all such real estate, in form and content reasonably acceptable to CoBank.  Each Grantor will notify CoBank promptly in writing upon written notice of (i) any termination of any Specified Contract, in whole or in part, prior to its stated date of maturity or (ii) any material breach, default or event of default by any party thereunder, in each case, if any of the foregoing would reasonably be expected to have a Material Adverse Effect.
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4.8              Taxes. Each Grantor will pay and discharge (A) all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and (B) all lawful claims that, if unpaid, might become a Lien upon any of its properties; provided, however, that no Grantor shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such Grantor has maintained adequate reserves with respect thereto in accordance with GAAP unless and until any Lien resulting therefrom attaches to any material part of the Collateral.

4.9              Insurance.

           (A)             If any Grantor fails to obtain and maintain any of the policies of insurance required to be maintained pursuant to the terms of the Loan Agreement or to pay any premium in whole or in part, CoBank may, without waiving or releasing any obligation or Default, at the Grantors’ expense, but without any obligation to do so, procure such policies or pay such premiums.  All sums so disbursed by CoBank, including reasonable attorneys’ fees, court costs, expenses and other charges related thereto, shall be payable by the Grantors to CoBank on demand and shall be additional Secured Obligations hereunder, secured by the Collateral.

          (B)              Each Grantor will deliver to CoBank, promptly as rendered, true copies of all material claims and reports made in any reporting forms to insurance companies with respect to claims in which CoBank is entitled to participate in the adjustment process pursuant to the terms of the Loan Agreement. Not less than 30 days prior to the expiration date of the insurance policies required to be maintained by any Grantor pursuant to the terms of the Loan Agreement, such Grantor will deliver to CoBank one or more certificates of insurance evidencing renewal of the insurance coverage required hereunder plus such other evidence of payment of premiums therefor as CoBank may reasonably request. Upon the request of CoBank from time to time, each Grantor will deliver to CoBank evidence that the insurance required to be maintained pursuant to this Section 4.9 is in effect.
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4.10          Intellectual Property.

           (A)             (i)  Each Grantor will, at its own expense, execute and deliver upon the request of CoBank, fully completed grants of security interests, in form and substance acceptable to CoBank in its sole discretion, in the U.S. Copyright Office or the U.S. Patent and Trademark Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205, as applicable, with regard to any registered United States Copyright, Patent, or Trademark, as the case may be, described in Annexes D, E, and F  hereto.  In the event that after the date hereof any Grantor shall acquire any material registered Copyright, Copyright License, Patent, Patent License, Trademark, or Trademark License or effect any registration of any Copyright, Copyright License, Patent, Patent License, Trademark, or Trademark License (including, in each case, any application for registration thereof), whether within the United States or any other country or jurisdiction, such Grantor shall Promptly furnish written notice thereof to CoBank, together with an amended Annex D,  E, or F hereto, to include any such Copyright, Copyright License, Patent, Patent License, Trademark, or Trademark License that becomes part of the Collateral under this Agreement, and upon request of CoBank, such Grantor shall additionally, at its own expense, execute and deliver with regard to any registered United States Copyrights, Patents, and Trademarks, fully completed grants of security interest, in form and substance acceptable to CoBank in its sole discretion, together in all instances with any other agreements, instruments and documents that CoBank may reasonably request from time to time to further effect and/or confirm the assignment and grant of security interest created by this Agreement in such Copyright, Patent or Trademark, and, to the extent permitted by applicable Law, each Grantor hereby appoints CoBank its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Grantor.

                        (ii)        Unless disclosed under Section 4.10(A)(i), in the event that after the date hereof any Grantor shall acquire any material registered Domain Name or Domain Name License or effect any registration of any material Domain Name, or file any application for registration thereof with any domain name registry or registrar, such Grantor shall Promptly furnish written notice thereof to CoBank, together with an amended Annex G hereto to include any such Domain Name or Domain Name License that becomes part of the Collateral under this Agreement, and upon request of CoBank, such Grantor shall additionally, at its own expense, execute and deliver any agreements, instruments and documents that CoBank may reasonably request from time to time to further effect and/or confirm the assignment and grant of security interest created by this Agreement in such Domain Name or Domain Name License, and, to the extent permitted by applicable Law, each Grantor hereby appoints CoBank its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Grantor.
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            (B)              Except in each case as would not reasonably be expected to result in a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for any material Trademark used in the conduct of its business, use commercially reasonable efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable Law, (iv) take all commercially reasonable steps to police and defend such Trademark and prevent or arrest infringement, dilution or other harm to such Trademark and (v) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

           (C)              Each Grantor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any material Patent used in the conduct of such Grantor’s business would reasonably be expected to become invalidated or dedicated to the public, and shall continue to mark any products covered by any such Patent with the relevant patent number as required by applicable patent Laws.

            (D)             Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by any material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright Laws.

            (E)              Each Grantor shall notify CoBank immediately if it knows or has reason to know that any material Copyright, Patent or Trademark used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Copyright Office, U.S. Patent and Trademark Office or any court) regarding (i) such Grantor’s ownership of any material Copyright, Patent, or Trademark, its right to register the same, or to keep and maintain or license the same or (ii) the underlying intellectual property of such Grantor’s material Copyright Licenses, Patent Licenses, or Trademark Licenses (other than under licenses of commercially available software).

             (F)               Except in each case as would not reasonably be expected to result in a Material Adverse Effect, each Grantor will take all commercially reasonable steps in any proceeding before the U.S. Copyright Office, U.S. Patent and Trademark Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, or, in the case of any Domain Name, any domain name register or domain name registrar, to maintain and pursue each application relating to any material Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses or Domain Names useful for its business or otherwise of material commercial value (and to obtain the relevant grant or registration) and to maintain each registration of any material Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and Domain Names useful for its business or otherwise of material commercial value, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
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           (G)             Except for any Asset Disposition permitted by the Loan Agreement, no Grantor will permit any material Copyright, Patent, Trademark, or Domain Name useful for its business or otherwise of material commercial value to be owned or held by or held in the name of any Person who is not a Grantor, and no Grantor will assign or transfer its rights and interests in any material Copyright License, Patent License, Trademark License or Domain Name License to any Person who is not a Grantor (in each case, other than CoBank in connection with any collateral arrangement pursuant hereto).

           (H)             In the event that any Collateral, useful in the conduct of any Grantor’s business or otherwise of material commercial value, consisting of any material Copyright or Patent is believed infringed, consisting of any material Trademark is believed infringed or diluted, or consisting of any material Domain Name is believed misappropriated, such Grantor shall notify CoBank promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution, as the case may be, and to recover any and all damages for such infringement, misappropriation or dilution, as the case may be, and take such other actions as are appropriate under the circumstances to protect such Collateral.

           (I)                Upon request of CoBank, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor of each material IP License included within the Copyright Collateral, Patent Collateral, Trademark Collateral or Domain Name Collateral useful in such Grantor’s business or otherwise of material commercial value to effect the collateral assignment of all of such Grantor’s right, title and interest thereunder to CoBank or its designee.

           (J)                If an Event of Default has occurred and is continuing, upon the request of CoBank, each Grantor shall promptly make all necessary or appropriate arrangements to complete and effectuate the transfer to CoBank or its designee of all of its right, title and interest in and to any Domain Name, including obtaining and promptly providing to CoBank or its designee relevant domain name transfer authorization codes and providing CoBank or its designee with access to and control of such Grantor’s domain name management account for such Domain Name.  If the relevant domain name registrar allows for the electronic transfer of the Domain Name, then such Grantor shall perform all steps necessary to transfer the Domain Name to CoBank or its designee electronically with the registrar.

          (K)             Each Grantor for its material Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Domain Names and Domain Name Licenses shall keep current all applicable maintenance fees, affidavits and other filings or payments.

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4.11          Collateral in Possession of Third Party; Delivery of Collateral.  Without limiting the generality of any other provision of this Agreement, each Grantor agrees that it shall not permit any Collateral valued in excess of $100,000 to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable Law in order to perfect CoBank’s security interest in such Collateral, such bailee or other Person shall have acknowledged to CoBank in writing that it is holding such Collateral for the benefit of CoBank and subject to such security interest and to the instructions of CoBank) and such Grantor shall have exercised commercially reasonable efforts to obtain from such bailee or other person, at the Grantor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable Law to perfect CoBank’s security interest) and to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to CoBank to the extent that the same can be achieved through the exercise of commercially reasonable efforts of such Grantor.  All certificates or instruments representing or evidencing any Accounts and Intercompany Obligations (to the extent required by Section 4.5), Equity Interests pledged hereunder or other Collateral shall be delivered to and held by or on behalf of CoBank pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly or other instruments of assignment, as applicable, executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance reasonably satisfactory to CoBank, and in each case such other instruments or documents as CoBank reasonably may request.

4.12          Mobile Goods.  Upon the reasonable request of CoBank, if a Default or Event of Default has occurred and is continuing, each Grantor will deliver to CoBank originals of the certificates of title or ownership for all Mobile Goods owned by it (in excess of $100,000 in value in the aggregate), together (in the case of motor vehicles) with the manufacturer’s statement of origin with CoBank listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other reasonable action as CoBank may deem reasonably necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

4.13          Deposit and Collection Procedures.  Each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that (A) all Proceeds of Accounts or other Collateral remitted to or otherwise received by it are deposited, promptly upon its receipt thereof, directly into a Deposit Account maintained by or for the benefit of such Grantor, and (B) the applicable Grantor executes and delivers to CoBank a duly completed and executed control agreement, sufficient to perfect CoBank’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to CoBank, covering each Deposit Account requested by CoBank (if any) on or before the Amendment Date.  Unless such Deposit Account is subject to CoBank’s cash management system on the date of determination, each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that (A) the applicable Grantor Promptly furnishes CoBank written notice of any Deposit Account (other than Deposit Accounts exclusively used for payroll, payroll taxes or employee benefits) for which the average daily balance in such Deposit Account

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(determined on a trailing six month basis counting the actual number of days elapsed) exceeds $250,000 a calendar month for two consecutive calendar months at any time after the Amendment Date, together with an amended Annex H reflecting the same, and (B) the applicable Grantor executes and delivers to CoBank a duly completed and executed control agreement, sufficient to perfect CoBank’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to CoBank, covering each such Deposit Account within 30 days (or such later date as determined by CoBank in writing in its sole discretion) of meeting such threshold.  Each Grantor will provide each bank or depository institution at which any Deposit Account subject to a control agreement is maintained from time to time with such transfer instructions and other information as such bank or depository institution may reasonably require in order to permit such Grantor to comply with the provisions of this Section 4.13.  All costs and expenses incurred in connection with the establishment and maintenance of such Deposit Accounts and the control agreements and the transfers of funds therefrom and thereto as described in this Section 4.13 shall be for the account of the Grantors.  So long as no Event of Default shall have occurred and be continuing and CoBank shall not have delivered notice to the contrary to the applicable bank or depository institution, Grantors shall have the right to collect, withdraw and direct the disposition of funds on deposit in the Deposit Accounts covered by the control agreements in a manner not in violation of the provisions of this Agreement, such control agreements or any of the other Loan Documents; provided, however, that upon the occurrence and during the continuance of an Event of Default and after notice from CoBank to the applicable banks or depository institutions, CoBank shall have exclusive dominion and control over all such Deposit Accounts, with the powers and rights granted herein and in the applicable control agreement with respect thereto, and no Grantor shall have any right to collect, withdraw or direct the disposition of funds on deposit in such Deposit Accounts or to take any action to effect the same.

4.14          Control Agreements.  Each Grantor will cooperate with CoBank in obtaining a control agreement sufficient to perfect CoBank’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to CoBank, and in taking such other reasonable actions as may be requested by CoBank from time to time with respect to any Collateral in which a security interest may be perfected by control under the Uniform Commercial Code and with respect to which control agreements are required under Sections 4.13 or 4.15.

4.15          Securities Intermediary.  Each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that CoBank has control of any Securities Account requested by CoBank (if any) on or before the Amendment Date, including delivering to CoBank a duly completed control agreement covering such Securities Account, and such Securities Entitlements, Financial Assets and funds as are held therein.  Unless such Securities Account is subject to CoBank’s cash management system on the date of determination, each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that (A) the applicable Grantor Promptly furnishes CoBank with written notice of any Security Accounts with assets having an average daily value (determined on a trailing six month basis, counting the actual number of days elapsed) exceeding $750,000 for two (2) consecutive calendar months at any time after the Amendment Date, together with an amended Annex H reflecting the same, and (B) the applicable Grantor executes and delivers to CoBank a duly completed and executed control agreement, sufficient to perfect CoBank’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to CoBank, covering each such Securities Account and such Securities Entitlements, Financial Assets and funds as are held therein within 30 days (or such later date as determined by CoBank in writing in its sole discretion) of meeting such threshold.  Each Grantor will provide each Securities Intermediary at which any Securities Account subject to a control agreement is maintained from time to time with such transfer instructions and other information as such Securities Intermediary may reasonably require in order to permit such Grantor to comply with the provisions of this Section 4.15.  All costs and expenses incurred in connection with the establishment and maintenance of such Securities Accounts and the control agreements and the transfers of Collateral therefrom and thereto as described in this Section 4.15 shall be for the account of the Grantors.
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4.16          Protection of Security Interest.  Each Grantor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of CoBank in and to the Collateral against the claims and demands of all other Persons other than Liens permitted under the Loan Agreement.

4.17          No Fixtures. It is the intention of the parties hereto that (except for Collateral located on real estate owned in fee simple by Grantors that is mortgaged to CoBank pursuant to a mortgage, deed of trust or other security instrument, if any, or Collateral located on real estate for which a leasehold mortgage, deed of trust or other security instrument is given, if any, and the landlord with respect thereto executes and delivers to CoBank a landlord waiver and consent in form and content reasonably acceptable to CoBank) none of the Collateral shall become Fixtures, and the Grantors will take all such reasonable action or actions as may be reasonably necessary to prevent any of the Collateral from becoming Fixtures, which actions may include, Grantors’ obtaining waivers of liens, in form satisfactory to CoBank, from each lessor of real property on which any of the Collateral is or is to be located to the extent reasonably requested by CoBank.

4.18          Commercial Tort Claims. If any Grantor shall at any time obtain knowledge (determined as specified in Section 3.12), such Grantor shall Promptly furnish written notice thereof to CoBank, together with an amended Annex I including any such Commercial Tort Claim.  Such Grantor shall additionally, at its own expense, execute and deliver, in form and substance reasonably satisfactory to CoBank, a grant of a security interest in such Commercial Tort Claim and the Proceeds thereof, together with any other agreements, instruments and documents that CoBank may reasonably request from time to time to further effect and/or confirm the assignment and grant of the security interest created by this Agreement in such Commercial Tort Claim and the Proceeds thereof.

4.19          Creation or Acquisition of Subsidiaries. Concurrently with (and in any event within 30 days thereafter) the creation or direct or indirect acquisition by a Grantor of any new wholly owned Subsidiary (if such new Subsidiary is not a Foreign Subsidiary, is not a Foreign Subsidiary Holding Company and is not prohibited from complying with this Section by the applicable Law of any applicable PUC), each such new Subsidiary will execute and deliver to CoBank (unless such requirement is waived in writing by CoBank in its sole discretion) a joinder agreement, in form and substance acceptable to CoBank in its sole discretion, pursuant to which such new Subsidiary (A) shall become a party to the Continuing Guaranty as a “Guarantor,” (B) shall become a party to the Loan Agreement as a “Loan Party” and (C) shall become a party hereto as a “Grantor” and shall deliver to CoBank all such other instruments, documents and agreements providing collateral security with respect to the Secured Obligations as CoBank shall reasonably request, and shall grant to CoBank a first priority Lien upon and security interest in its Collateral (subject to Liens permitted under the Loan Agreement), to the extent provided herein and in such instruments, documents and agreements, for the Secured Obligations.
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As promptly as reasonably possible, the Grantors and their respective Subsidiaries will deliver any such other documents, certificates and opinions (including opinions of local counsel in the jurisdiction of organization of each such new Subsidiary and updated annexes to this Agreement), in form and substance reasonably satisfactory to CoBank, as CoBank may reasonably request in connection therewith and will take such other action as CoBank may reasonably request to create in favor of CoBank a perfected security interest on a first-priority basis in the Collateral being pledged pursuant to the documents described above.

4.20          Real Property. Each Grantor agrees to Promptly notify CoBank of the acquisition of any parcel of real property, whether owned in fee or acquired by leasehold, and to deliver an amended Annex J including such real property.  Within 30 days (or such later date as determined by CoBank in writing in its sole discretion) after the request of CoBank, each Grantor will furnish CoBank with a mortgage or its equivalent under applicable Law covering any parcel of real property owned or acquired by it, together with environmental audits, mortgagee title insurance commitment, real property survey, local counsel opinion(s), supplemental casualty insurance and flood insurance, and such other documents, instruments or agreements, in each case, as reasonably requested by CoBank and in form and substance reasonably satisfactory to CoBank.

ARTICLE V

CERTAIN PROVISIONS RELATING TO EQUITY INTERESTS

5.1              Ownership; After-Acquired Equity Interests.

(A)             Except as provided in Section 2.3, each Grantor will cause the Equity Interests pledged by it hereunder to constitute at all times 100% of the Equity Interests in each issuer held by such Grantor.

            (B)              Subject to Section 2.3, if any Grantor shall, at any time and from time to time after the date hereof, acquire any additional Equity Interests in any person, the same shall be automatically deemed to be Equity Interests, and to be pledged to CoBank pursuant to Section 2.1, and such Grantor will forthwith pledge and deposit the same with CoBank (or deposit the same in a Securities Account subject to a control agreement pursuant to Section 4.15) and deliver to CoBank any certificates or instruments evidencing the same, together with the endorsement of such Grantor (in the case of any promissory notes or other Instruments), undated stock powers (in the case of Equity Interests evidenced by certificates) or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to CoBank, together with such other certificates and instruments as CoBank may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will Promptly deliver to CoBank an amended Annex A, a fully completed and duly executed amendment to this Agreement or a joinder to this Agreement and the Continuing Guaranty, as applicable (in each case, in form and substance acceptable to CoBank in its sole discretion), in respect thereof.  Each Grantor hereby authorizes CoBank to attach each such amendment or joinder agreement to this Agreement, and agrees that all such Collateral listed on any such amendment or joinder agreement shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided  that the failure of any Grantor to execute and deliver any such amendment or joinder agreement with respect to any such additional Collateral as required hereinabove shall not impair the security interest of CoBank in such Collateral or otherwise adversely affect the rights and remedies of CoBank hereunder with respect thereto.

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(C)              If any Equity Interests included in the Collateral constitutes “uncertificated securities” within the meaning of the Uniform Commercial Code or is otherwise not evidenced by any certificate or Instrument, each applicable Grantor will Promptly notify CoBank thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than Grantor or a Subsidiary of a Grantor) use commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable Law, to enable CoBank to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary or deemed appropriate by CoBank to perfect the security interest of CoBank therein.

5.2              Voting Rights. So long as no Event of Default shall have occurred and be continuing and except as CoBank shall otherwise notify each Grantor during the existence and continuation of an Event of Default, each Grantor shall be entitled to exercise all voting and other consensual rights pertaining to its Equity Interests (subject to its obligations under Section 5.1), and for that purpose CoBank will execute and deliver or cause to be executed and delivered to each applicable Grantor all such proxies and other instruments as such Grantor may reasonably request in writing to enable the Grantor to exercise such voting and other consensual rights; provided, however, that no Grantor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate any of the terms of this Agreement, the Loan Agreement or any other Loan Document, or would reasonably be expected to have the effect of materially impairing the value of any of the Collateral or CoBank’s interests therein.

5.3              Dividends and Other Distributions.  So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof) and except as CoBank shall otherwise notify each Grantor during the existence and continuation of an Event of Default and as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash with respect to the Equity Interests owned by any Grantor may be paid to and retained by the Grantors; provided, however, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default be paid to CoBank and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). All interest, income, dividends, distributions or other amounts that are received by any Grantor in violation of the provisions of this Section 5.3 shall be received in trust for the benefit of CoBank, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to CoBank as Collateral in the same form as so received (with any necessary endorsements).
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5.4              Consents, Waivers and Agreements.  Each Grantor hereby (A) approves the terms and acknowledges receipt of a copy of this Agreement, (B) waives any rights or requirement at any time hereafter to receive a copy of this Agreement in connection with the registration of any Equity Interests issued by such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment in the name of CoBank or its nominee or the exercise of voting rights by CoBank and (C) agrees promptly to note on its books and records the grant of the security interest to CoBank in the Equity Interests issued or owned by such Grantor.  Each Grantor consents to the execution and delivery of this Agreement, the security interests created hereby, all rights and remedies of CoBank provided herein (including all rights to sell, assign, transfer, exchange or otherwise transfer all or any part of the Equity Interests issued by such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment to CoBank, its assignee or its designee as and to the extent such rights are provided in this Agreement) and absolutely subordinates any and all rights to a lien on the Equity Interests issued by such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment or dividends or distributions declared on the Equity Interests issued by such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment to the rights of CoBank with respect to the Equity Interests issued by such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment hereunder. Each Grantor hereby waives any and all provisions of its articles of incorporation, articles of formation, articles of organization, bylaws, Investment Agreements or similar organic or governing document of such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment which prohibit, restrict, limit or place conditions on CoBank’s rights and remedies hereunder or grant Grantor, in any capacity, a right of first refusal or similar right with respect to any of the Equity Interests pledged hereunder and, notwithstanding any provisions of the articles of incorporation, articles of formation, articles of organization, bylaws, Investment Agreements or similar organic or governing document of such Grantor, any other Grantor, the Subsidiary of any Grantor or Minority Investment, expressly agrees that it is bound to recognize CoBank’s security interest and other rights and interests in the Equity Interests pledged hereunder. Each Grantor agrees that it will comply with all instructions from CoBank with respect to transfers of all or any part of the Equity Interests issued by such Grantor, any other Grantor, the Subsidiary of any Grantor, or any Minority Investment, whether by sale or otherwise, without further consent from such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment and with all instructions from CoBank with respect to any modification to the articles of incorporation, articles of formation, articles of organization, bylaws, Investment Agreements or similar organic or governing document of such Grantor, any other Grantor, any Subsidiary of any Grantor, or any registered owner of any Minority Investment. Each Grantor confirms to CoBank that the execution and delivery of this Agreement does not cause such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment to dissolve. Each Grantor acknowledges that, in providing the financial accommodations under the Loan Agreement, CoBank is relying on this Agreement and on the Grantors’ agreements herein.  Should CoBank exercise its rights or remedies under this Agreement, each Grantor agrees to assist CoBank in such actions or exercise, including registering CoBank or its nominee as the owner of the Equity Interests pledged hereunder, and agrees that should CoBank or its nominee become the owner of any Equity Interests pledged hereunder, they shall be treated by each Grantor as the owner thereof for all purposes and rights under the operative documents governing such Equity Interests.
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ARTICLE VI

REMEDIES

6.1              Remedies.  If an Event of Default shall have occurred and be continuing, CoBank shall be entitled to exercise with respect to the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Loan Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Grantor agrees to be commercially reasonable:

          (A)             To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of CoBank created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to CoBank or to an account designated by CoBank; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other instruments) received by any Grantor with respect to any Accounts, Contracts or other Collateral shall be received in trust for the benefit of CoBank hereunder, shall be segregated from the other funds of such Grantor and shall be forthwith deposited into a segregated Account or paid over or delivered to CoBank in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Grantor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from CoBank to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize CoBank as entitled to exercise the rights of the owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for CoBank or CoBank’s designee as though CoBank or such designee were such Grantor named therein, and to do so until otherwise notified by CoBank;

        (B)              To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Grantor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Grantor concerning Accounts and other Collateral and to notify the appropriate postal authority to change the mailing or delivery address of such mail; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Grantor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed reasonably necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Grantor might have done;
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           (C)              To notify any or all banks, depository institutions and Securities Intermediaries with which any Deposit Accounts or Securities Accounts are maintained to remit and transfer all monies, securities and other property on deposit in or held in such Deposit Accounts or Securities Accounts or deposited or received for deposit or held thereafter to CoBank, for deposit in or transfer to a Collateral Account or such other accounts as may be designated by CoBank, for application to the Secured Obligations as provided herein;

           (D)             To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to any Grantor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

           (E)              To require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of CoBank forthwith, assemble all or any part of the Collateral as directed by CoBank and make it available to CoBank at a place designated by CoBank;

          (F)               To enter and remain upon the premises of any Grantor, subject to the terms of any lease in the case of premises leased by a Grantor, and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Grantor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of CoBank or any designated agent for such time as CoBank may desire, in order to effectively collect or liquidate the Collateral;

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                       (G)             To exercise (i) all voting, consensual and other rights and powers pertaining to the Equity Interests constituting part of the Collateral (whether or not transferred into the name of CoBank), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Equity Interests as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of such Equity Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Grantor or CoBank of any right, privilege or option pertaining to such Equity Interests), and in connection therewith, the right to deposit and deliver any and all of such Equity Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as CoBank may determine, and give all consents, waivers and ratifications with respect to such Equity Interests, all without liability except to account for any property actually received by it, but CoBank shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Grantor will promptly execute and deliver or cause to be executed and delivered to CoBank, upon request, all such proxies and other instruments as CoBank may request to enable CoBank to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS COBANK AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH GRANTOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY INVESTMENT PROPERTY OR EQUITY INTERESTS CONSTITUTING PART OF THE COLLATERAL WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT;

           (H)             To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Equity Interests constituting part of the Collateral may be listed, at public or private sale, at any of CoBank’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as CoBank may deem satisfactory.  If any of the Collateral is sold by CoBank upon credit or for future delivery, CoBank shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, CoBank may resell such Collateral.  In no event shall any Grantor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by CoBank.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including, any equity or right of redemption of any Grantor, and each Grantor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require CoBank to marshal any assets in favor of such Grantor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any Law now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Grantor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable Law, CoBank shall give the applicable Grantor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Grantor agrees is commercially reasonable.  CoBank shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. CoBank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Upon each public sale and, to the extent permitted by applicable Law, upon each private sale, CoBank may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral;

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            (I)                To appoint a receiver for the properties and assets of any or all of the Grantors.  Each Grantor hereby (w) consents to the Administrative Agent having the right to appoint a receiver, (x) to such appointment, (y) waives any objection such Grantor may have thereto, and (z) waives the right to have a bond or other security posted by Administrative Agent or any other Person in connection therewith.

             Notwithstanding anything to the contrary in this Agreement, (i) CoBank will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any License if such assignment or transfer of control would require under then existing Law (including the written rules, regulations and policies of the FCC or any PUC) the prior approval of the FCC or any PUC, without first obtaining such approval; and (ii) CoBank agrees that, unless CoBank elects to proceed under Section 9-620 of the Uniform Commercial Code following such Event of Default and neither any Grantor nor any other Person having standing to object thereto gives proper notice of its objection to such notice, there will be either a private or public sale of the Equity Interests pledged hereunder; and (iii) prior to the exercise of voting rights by the purchaser at any such sale, the prior consent of the FCC or any PUC will be obtained if required by Law.

6.2              Application of Proceeds.

           (A)             All Proceeds collected by CoBank upon any sale, other disposition of or realization upon any of the Collateral, together with all other monies received by CoBank hereunder, shall be applied as set forth in Subsection 11(C) of the Loan Agreement.

           (B)              Each Grantor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement and the aggregate amount of the sums referred to in Section 6.2. Upon any sale of any Collateral hereunder by CoBank (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of CoBank or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to CoBank or such officer or be answerable in any way for the misapplication thereof.
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6.3              Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, CoBank shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral.  Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. CoBank shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by CoBank.  Upon the occurrence and during the continuance of an Event of Default, CoBank shall have the right to  apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.

6.4              Grant of IP License. Each Grantor hereby grants to CoBank (subject to the terms of any underlying licenses) an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Copyright Collateral, Patent Collateral, Trademark Collateral or Domain Name Collateral now owned or licensed or hereafter acquired or licensed by such Grantor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as CoBank shall determine, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license or sublicense by CoBank shall be exercised, at the option of CoBank and only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by CoBank in accordance herewith shall be binding upon each applicable Grantor notwithstanding any subsequent cure of an Event of Default.

6.5              Registration; Private Sales.

          (A)             If, at any time after the occurrence and during the continuance of an Event of Default, any Grantor shall have received from CoBank a written request or requests that such Grantor cause any registration, qualification or compliance under any federal or state securities Law or Laws to be effected with respect to all or any part of such Equity Interests pledged hereunder, such Grantor will, as soon as practicable and at its expense, use commercially reasonable efforts to cause such registration to be effected and be kept effective and will use commercially reasonable efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Equity Interests, including, registration under the Securities Act of 1933 (the “Securities Act”), appropriate qualifications under applicable “blue sky” or other state securities Laws and appropriate compliance with any other applicable requirements of Governmental Authorities; provided, that CoBank shall furnish to such Grantor such information regarding CoBank as such Grantor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Grantor will cause CoBank to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to CoBank such number of prospectuses, offering circulars or other documents incident thereto as CoBank from time to time may request, and will indemnify CoBank and all others participating in the distribution of such Equity Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Grantor by CoBank expressly for use therein.
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(B)              Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities Laws as in effect from time to time, CoBank may be compelled, with respect to any sale of all or any part of the Equity Interests pledged hereunder conducted without registration or qualification under the Securities Act and such state securities Laws, to limit purchasers to any one or more Persons who will represent and agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sales may be made in such manner and under such circumstances as CoBank may deem reasonably necessary or advisable, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that CoBank shall have no obligation to conduct any public sales and no obligation to delay the sale of any Equity Interests pledged hereunder for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities Laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Equity Interests pledged hereunder, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration.  Each Grantor hereby waives any claims against CoBank arising by reason of the fact that the price at which any Equity Interests pledged hereunder may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if CoBank accepts the first offer received and does not offer such Equity Interests to more than one offeree.

(C)              Each Grantor agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to CoBank, that CoBank has no adequate remedy at law with respect to such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against the Grantors.
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6.6              Grantors Remain Liable. Notwithstanding anything herein to the contrary, (A) each Grantor shall remain liable under all Contracts to which it is a party included within the Collateral (including all Investment Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by CoBank of any of its rights or remedies hereunder shall not release any Grantor from any of its obligations under any of such Contracts, and (C) except as specifically provided for hereinbelow, CoBank shall not have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall CoBank be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  This Agreement shall not in any way be deemed to obligate CoBank or any purchaser at a foreclosure sale under this Agreement to assume any of a Grantor’s obligations, duties or liabilities under any Investment Agreement, including any Grantor’s obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company or other issuer (collectively, the “Partner Obligations”), unless CoBank or purchaser otherwise agrees in writing to assume any or all of such Partner Obligations.  In the event of foreclosure by CoBank hereunder, then except as provided in the preceding sentence, each applicable Grantor shall remain bound and obligated to perform its Partner Obligations and CoBank shall not be deemed to have assumed any Partner Obligations.  In the event CoBank or any purchaser at a foreclosure sale elects to become a substitute partner or member in place of a Grantor, the party making such election shall adopt in writing such Investment Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Grantor hereby irrevocably consents in advance to the admission of CoBank or any such purchaser as a substitute partner or member to the extent of the Equity Interests pledged hereunder acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be reasonably necessary or as may be reasonably requested in connection therewith.  The powers, rights and remedies conferred on CoBank hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

6.7              Waivers. Each Grantor, to the greatest extent not prohibited by applicable Law, hereby (A) agrees that it will not invoke, claim or assert the benefit of any Law now or hereafter in effect (including any right to prior notice or judicial hearing in connection with CoBank’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies with respect to the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such Laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to CoBank, but that it will permit the execution of every such power as though no such laws were in effect, (B) waives all rights that it has or may have under any Law now existing or hereafter adopted to require CoBank to marshal any Collateral or other assets in favor of such Grantor or any other party or against or in payment of any or all of the Secured Obligations, and (C) waives all rights that it has or may have under any Law now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

6.8              Restoration of Parties. In the event CoBank shall have proceeded to enforce any right or remedy under this Agreement, and such proceedings are discontinued or abandoned for any reason, then the Grantors and CoBank shall immediately be restored to their former positions and rights hereunder, and all rights, powers and remedies of CoBank shall continue as if no such proceeding had taken place.

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ARTICLE VII

STANDARD OF CARE; FURTHER ASSURANCES

7.1              Standard of Care. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which CoBank accords its own property of a similar nature, and the accounting for monies actually received by it hereunder, CoBank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.  CoBank shall not be liable to any Grantor (A) for any loss or damage sustained by such Grantor, or (B) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by CoBank of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of CoBank, except to the extent that the same is caused by its own gross negligence or willful misconduct as determined by the final, non-appealable judgment of a court of competent jurisdiction (subject to the standard of care imposed upon CoBank in the immediately preceding sentence for Collateral in its possession).

7.2              Further Assurances; Attorney-in-Fact.

           (A)             Each Grantor agrees that it will join with CoBank to file and refile under the Uniform Commercial Code, at the Grantors’ expense, such financing statements, continuation statements and other documents and instruments in such offices as CoBank may deem necessary or appropriate, and wherever required or permitted by Law, in order to perfect and preserve CoBank’s security interest in the Collateral, and hereby authorizes CoBank to file security agreements, financing statements and amendments thereto relating to all or any part of the Collateral (including authorization to describe the Collateral as “all personal property,” “all assets” or words of similar meaning) and agrees to do such further acts and things (including making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to CoBank, and authorizes CoBank to file such additional conveyances, assignments, agreements and instruments as CoBank may require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto CoBank its rights, powers and remedies hereunder.

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           (B)              To the extent permitted by applicable Law, each Grantor hereby irrevocably appoints CoBank its lawful attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, CoBank or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in CoBank’s discretion after the occurrence and during the continuance of an Event of Default to take any action and to execute any instruments that CoBank may deem reasonably necessary or advisable to accomplish the purpose of this Agreement, including:

 (i)                 to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or with respect to any of the Collateral;

            (ii)               to receive, endorse and collect any checks, drafts, instruments, chattel paper, electronic chattel paper and other orders for the payment of money made payable to such Grantor representing any interest, income, dividend, distribution or other amount payable with respect to any of the Collateral and to give full discharge for the same;

(iii)             to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Grantor under Section 4.9 and direct the payment of Proceeds thereof to CoBank;

          (iv)             to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by CoBank in its sole discretion, any such payments made by CoBank to become Secured Obligations of the Grantors to CoBank, due and payable immediately and without demand;

            (v)               to file any claims or take any action or institute any proceedings that CoBank may deem reasonably necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of CoBank with respect to any of the Collateral; and

           (vi)             to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though CoBank were the absolute owner of the Collateral for all purposes, and to do from time to time, at CoBank’s option and the Grantors’ expense, all other acts and things deemed reasonably necessary by CoBank to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

          (C)              Each Grantor agrees that it will, at such Grantor’s own cost and expense, use its best efforts to cooperate with CoBank and assist in obtaining the approval of the FCC or any PUC for any action or transaction contemplated by this Agreement which is required by Law, and specifically, without limitation, upon request following the occurrence and continuation of any Event of Default, prepare, sign, deliver and/or file (or cause to be prepared, signed, delivered and/or filed) all relevant applications, passwords, certificates, instruments, post-transaction notices and other documents or information required to: (i) assign or transfer control of any License and take any other actions necessary or appropriate under applicable Law for approval of any sale or transfer of any of the Equity Interests issued by any Grantor or assets of any Grantor or any transfer of control over any License or (ii) to obtain any required consent from the FCC or any PUC for CoBank, through any receiver, trustee or otherwise, to operate the business of such Grantor pending the sale or other disposition of the Grantor or any License held by such Grantor.
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If any such Grantor fails to execute and deliver any such applications, certificates, instruments, agreements or other documents, then, in addition to any remedies that CoBank may have at law or in equity, the Grantors agree that on the order of any court or other forum of competent jurisdiction, the clerk of the court (or officer of any other such forum) which has jurisdiction may execute any such applications, certificates, instruments, agreements or other documents on behalf of such Grantor.  Each Grantor acknowledges and agrees that each License is a unique asset which (or the control of which) may have to be transferred to a Person in order for CoBank to adequately realize the full amount of the Secured Obligations from the Collateral and that the breach of this Section 7.2(C) by any Grantor would result in irreparable harm to CoBank for which monetary damages are not readily ascertainable and which might not adequately compensate CoBank.  Therefore in addition to any remedy which CoBank may have at law or in equity, CoBank shall have the remedy of specific performance by the Grantors of the provisions of this Section 7.2(C), and each Grantor hereby waives, and agrees to waive, any claim or defense that CoBank would have an adequate remedy at Law for the breach by it of this Section 7.2(C) and any requirement for posting of a bond or other certificate.  In connection with taking any action pursuant to this Agreement (including determining whether an approval of the FCC or any applicable PUC is required in connection therewith), CoBank shall be entitled to rely on the advice of regulatory counsel experienced in giving such advice selected by CoBank (whether or not the advice rendered is ultimately determined to be accurate).

            (D)             If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which Administrative Agent may reasonably request in order to transfer or assign, or both, to Administrative Agent, or to such one or more third parties as Administrative Agent may designate, or to a combination of the foregoing, any License held or utilized by such Grantor, subject to the prior approval of the FCC or any PUC, if required.  Alternatively, Administrative Agent is empowered, to the extent permitted by Applicable Law, to request the appointment of a receiver from any court of competent jurisdiction.  Such receiver may be instructed by Administrative Agent to seek from the FCC or the PUC consent to an involuntary transfer of control of any Grantor or assignment, or both, of each such License for the purpose of seeking a bona fide purchaser to whom control of assets used in the provision of Communications System related services will ultimately be transferred or assigned.  Each Grantor hereby agrees to authorize such an involuntary transfer of control or assignment, or both, upon the request of the receiver so appointed and, if any Grantor shall refuse to authorize the transfer, its approval may be required by the court.

           (E)              If any Grantor fails to perform any covenant or agreement contained in this Agreement after written request to do so by CoBank (provided  that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), CoBank may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems reasonably necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the expenses so incurred in connection therewith shall be payable by the Grantors under Section 8.1.
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ARTICLE VIII

MISCELLANEOUS

8.1              Indemnity and Expenses.  The Grantors shall indemnify the Indemnitees and pay expenses in accordance with Sections 16 and 17 of the Loan Agreement.

8.2              No Waiver. The rights and remedies of CoBank expressly set forth in this Agreement and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise.  No failure or delay on the part of CoBank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default.  No course of dealing between the Grantors and CoBank or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Loan Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of CoBank to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

8.3              Grantors’ Obligations Absolute. Each Grantor agrees that its obligations hereunder, and the security interest granted to and all rights, remedies and powers of CoBank hereunder, are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Grantor has knowledge thereof:

             (A)             any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Loan Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

(B)              the invalidity or unenforceability of any Secured Obligations or any provisions of the Loan Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

(C)              the addition or release of the Grantors hereunder or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

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          (D)             any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction with respect to any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction with respect to any Secured Obligations;

           (E)              any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of Law) any right or remedy with respect to any Secured Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

          (F)               the exercise of any right or remedy available under the Loan Documents, at law, in equity or otherwise with respect to any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

          (G)             any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of any Grantor or any other Person directly or indirectly liable for any Secured Obligations;

          (H)             any manner of application of any payments by or amounts received or collected from any person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of the Grantors or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

          (I)                any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, Pledgor or a surety or guarantor generally, other than the occurrence of the Termination Requirements.

8.4              Complete Agreement; Amendments, Waivers, etc. This Agreement represents the final agreement of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the parties.  No amendment, modification, waiver, discharge or termination of any provision hereof, nor any consent to any departure by any Grantor from, any provision of this Agreement, shall be effective unless approved by CoBank and contained in a writing executed and delivered by CoBank and (in the case of amendments) the Grantors, and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided that the Grantors may from time to time provide CoBank with updated Annexes hereto, which updated Annexes shall upon delivery be deemed to replace the then existing Annexes, and each such delivery shall constitute a representation by the Grantors of the accuracy and completeness of such updated Annexes to the extent the same is required with respect to such Annexes.  Delivery of such updated Annexes shall not be deemed to waive any Potential Default or Event of Default relating thereto (if any) unless the sole Potential Default or Event of Default results from the failure of the Grantors to notify CoBank of an event or condition disclosed on such updated Annex and such event or condition is otherwise permitted under the Loan Documents.  In the absence of the preparation and delivery of an updated Annex Hreflecting such new Deposit Account, any description in any notice of any newly acquired or opened Deposit Account delivered by Borrower to CoBank pursuant to the Loan Agreement or otherwise shall be deemed incorporated by reference into Annex H.
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8.5              Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival.  This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (A) remain in full force and effect until the occurrence of the Termination Requirements, (B) be binding upon and enforceable against each Grantor and its successors and assigns (provided, however, that no Grantor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of CoBank as provided in the Loan Agreement) and (C) inure to the benefit of and be enforceable by CoBank and its successors and assigns, subject to the limitations on assignment in the Loan Agreement.  Upon any sale or other disposition by any Grantor of any Collateral in a transaction permitted hereunder or under or pursuant to the Loan Agreement, or any amendment or waiver thereof, or any other applicable Loan Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, CoBank, at the request and expense of the applicable Grantor, will execute and deliver to such Grantor such documents and instruments evidencing such release or termination as such Grantor may reasonably request and will assign, transfer and deliver to such Grantor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of CoBank (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession).  All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any amendment to this Agreement or joinder agreement to this Agreement and the Continuing Guaranty.

8.6              Notices. All notices and other communications provided for hereunderr to CoBank shall be given in the manner and at the notice address provided in or pursuant to Section 15 of the Loan Agreement.  All notices and other communications provided for hereunder to any Grantor shall be given in the manner provided in Section 15 of the Loan Agreement and in the care of the Borrower at the Borrower’s notice address provided in or pursuant to Section 15 of the Loan Agreement.

8.7              Additional Grantors. Each Grantor recognizes that the provisions of the Loan Agreement may require Persons that become Subsidiaries of any Grantor, and that are not already parties hereto, to execute and deliver a joinder agreement, in form and substance acceptable to CoBank in its sole discretion, whereupon each such Person shall become a Grantor hereunder with the same force and effect as if originally a Grantor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of CoBank’s actions in effecting the same or in releasing any Grantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Grantor or any other Grantor.
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8.8              Governing Law.  Without giving effect to the principles of conflict of laws and except to the extent governed by federal law and except to the extent that the Uniform Commercial Code provides that the perfection of the security interest hereunder, or remedies hereunder, with respect to any particular Collateral, are governed by the Laws of a jurisdiction other than the State of Colorado, the Laws of the State of Colorado, without reference to choice of law doctrine, shall govern this Agreement and any other Loan Document for which Colorado is specified as the applicable law, and all disputes and matters between the parties to this Agreement, including all disputes and matters whatsoever arising under, in connection with or incident to the lending and/or leasing or other business relationship between the parties, and the rights and obligations of the parties to this Agreement or any other Loan Document by and between the parties for which Colorado is specified as the applicable law.

8.9              Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable Law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

8.10          Headings. The headings of the various sections, subsections and other subparts of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

8.11          Successors and Assigns.   This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including any holder or owner of any of the Notes or the other Loan Documents. No Grantor may assign or transfer its rights or obligations hereunder without the prior written consent of CoBank. No notice to or demand on any Grantor shall entitle any Grantor to any other or further notice or demand in the same, similar or other circumstances.

8.12          Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

8.13          Effect of Amendment; No Novation. The amendment and restatement of the Prior Security Documents pursuant to this Agreement shall be effective as of the Amendment Date (as defined in that certain Second Supplement to the Master Loan Agreement, dated as of even date herewith, between the Borrower and CoBank).  All obligations and rights of the Grantors and CoBank arising out of or relating to the period commencing on the Amendment Date shall be governed by the terms and provisions of this Agreement; the obligations of and rights of the Grantors and CoBank arising out of or relating to the period prior to the Amendment Date shall continue to be governed by the Prior Security Documents without giving effect to the amendment and restatements provided for herein.  This Agreement shall not constitute a novation or termination of the Grantors’ obligations under the Prior Security Documents or any other Loan Document executed or delivered in connection therewith, but shall constitute effective on the date hereof an amendment and restatement of the obligations and covenants of each Grantor under such Loan Documents (and each Grantor hereby reaffirms all such obligations and covenants, as hereby amended).
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

NEW ULM TELECOM, INC.,

as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

     Title:    Chief Financial Officer

HUTCHINSON TELEPHONE COMPANY, as successor by merger to Hutchinson Acquisition Corp., as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

     Title:    Chief Financial Officer

NEW ULM LONG DISTANCE, INC., as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

     Title:    Chief Financial Officer

NEW ULM CELLULAR #9, INC., as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

[Signatures Continue on Following Page]

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Loan No. RX0583

[Signatures Continued From Previous Page]

NEW ULM PHONERY, INC.,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

PEOPLES TELEPHONE COMPANY,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

WESTERN TELEPHONE COMPANY,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

HUTCHINSON TELECOMMUNICATIONS, INC.,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

[Signatures Continue on Following Page]

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Loan No. RX0583

[Signatures Continued from Previous Page]

HUTCHINSON CELLULAR, INC.,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

SLEEPY EYE TELEPHONE COMPANY,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

TECH TRENDS, INC.,  as a Grantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

NEW ULM EXCHANGE, LLC, as a Grantor

By: _/s/___Bill Otis

     Name:  Bill Otis

                                                                                   Title:    President and Chief Manager

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Loan No. RX0583

[Signatures continued from previous page.]

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

COBANK, ACB

By: _/s/_Lennie Blakeslee___________________________________

              Lennie Blakeslee

       Vice President

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

EXHIBIT I

PRIOR SECURITY AGREEMENTS

The Security Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Western Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Peoples Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Phonery, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Cellular #9 and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

Ann. A-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

The Security Agreement, dated as of January 4, 2008, between New Ulm Long Distance, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Cellular, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Telecommunications, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by the Borrower in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by the Subsidiary Borrower in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by Hutchinson Cellular, Inc. in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012 and that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of December 31, 2012, between Sleepy Eye Telephone Company and the Lender, as amended by that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

2

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX A

PLEDGED EQUITY INTERESTS

Grantor	Name of Issuer	Type of Interests	Certificate Number, if Applicable	No. of Shares/Units, if Applicable	Percentage of Outstanding Interests in Issuer

3

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX B

FILING LOCATIONS

Grantor                                                                        Jurisdiction

Ann. B-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX C

LEGAL NAME, JURISDICTION OF ORGANIZATION, FEDERAL TAX IDENTIFICATION NUMBER, ORGANIZATIONAL IDENTIFICATION NUMBER, MAILING ADDRESS, LOCATIONS OF CHIEF EXECUTIVE OFFICES, RECORDS RELATING TO COLLATERAL, AND EQUIPMENT AND INVENTORY

[Borrower]

1.                  Exact legal name:

2.                  Jurisdiction of its incorporation or organization:

3.                  Organizational identification number:

4.                  Federal tax identification number:

5.                  Mailing address:

6.                  Chief executive office:

7.                  Trade/fictitious or prior corporate names (last five years):

[Each Guarantor]

1.                  Exact legal name:

2.                  Jurisdiction of its incorporation or organization:

3.                  Organizational identification number:

4.                  Federal tax identification number:

5.                  Mailing address:

6.                  Chief executive office:

7.                  Trade/fictitious or prior corporate names (last five years):

Ann. C-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX D

COPYRIGHTS, COPYRIGHT LICENSES AND APPLICATIONS

Grantor	Application or Registration No.	Country	Issue or Filing Date

Ann. D-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX E

PATENTS, PATENT LICENSES AND APPLICATIONS

Grantor	Application or Registration No.	Country	Inventor	Issue or Filing Date

Ann. E-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX F

TRADEMARKS, TRADEMARK LICENSES AND APPLICATIONS

Grantor	Mark (Tradename)	Application or Registration No.	Country	Issue or Filing Date

[SHOULD AT LEAST HAVE COMPANY NAMES]

Ann. F-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX G

DOMAIN NAMES AND DOMAIN NAME LICENSES

Grantor	Domain Name.

Ann. G-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX H

DEPOSIT AND SECURITIES ACCOUNTS

Deposit Accounts:

Securities Accounts:

Ann. H-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX I

COMMERCIAL TORT CLAIMS

Ann. I-1

Pledge and Security Agreement/New Ulm Telecom, Inc.

Loan No. RX0583

ANNEX J

REAL PROPERTY

Description	Owner	Address	County	Estimated Value

Annex J-1